                                                                   EXHIBIT 10.12



                        425 SIXTH AVENUE BUILDING
                                     LEASE

               SOUTHWESTERN PENNSYLVANIA CORPORATION (LANDLORD)
                        BY GRUBB & ELLIS COMPANY, AGENT

                                      AND

                     FREEDOM OF INFORMATION, INC. (TENANT)

                               TABLE OF CONTENTS



1.   Premises.........................................................  1

2.   Definitions......................................................  1

3.   Term.............................................................  4

4.   Completion of Improvements.......................................  4

5.   Possession.......................................................  4

6.   Rent.............................................................  4

7.   Security Deposit.................................................  6

8.   Real Estate Taxes................................................  6

9.   Operating Expenses...............................................  8

10.  Use of Premises; Rules and Regulations........................... 10

11.  TENANT'S Acceptance.............................................. 11

12.  Alterations and Additions........................................ 11

13.  BUILDING Services................................................ 13

14.  Assignment & Subletting.......................................... 14

15.  Inspection....................................................... 15

16.  Repairs.......................................................... 15

17.  Surrender of PREMISES............................................ 17

18.  Indemnification and Liability.................................... 17

19.  Fire or Other Casualty........................................... 17

20.  Insurance........................................................ 18

21.  Condemnation..................................................... 19

22.  Subordination and Attornment..................................... 20

23.  Estoppel Certificates............................................ 21

24.  Default.......................................................... 21

25.  Accelerated RENT................................................. 22

26.  Remedies......................................................... 22

27.  Waiver........................................................... 24

28.  Confession of Judgment........................................... 25

29.  TENANT'S Representations and Warranties.......................... 25

30.  Quiet Enjoyment.................................................. 25

31.  Unavoidable Delay................................................ 25

32.  Brokers.......................................................... 25

33.  Interest......................................................... 25

34.  LANDLORD'S Exculpatory........................................... 26

35.  Agents Exculpatory............................................... 26

36.  Compliance....................................................... 26

37.  TENANT'S Waiver.................................................. 27

38.  Public Portions of BUILDING...................................... 27

39.  Relocation - Intentionally Deleted............................... 27

40.  Notices.......................................................... 27

41.  Successors....................................................... 28

42.  Governing Law.................................................... 28

43.  Separability..................................................... 28

44.  Captions......................................................... 28

45.  Gender........................................................... 28

46.  Entire Agreement/Modifications................................... 28

47.  Counterparts..................................................... 29

48.  Lease Not An Offer............................................... 29

49.  Renewal Option................................................... 29

50.  Right of First Offer (Contiguous Space).......................... 29

51.  Right of Contract................................................ 29

Exhibit 2.21 - Floor Plan
Exhibit 4 - Description of Landlord's Work
Exhibit 10.2 - Building Rules and Regulations

                                 LEASE AGREEMENT

     THIS LEASE is made and entered into as of the 9th day of November, 1998, by and between Southwestern Pennsylvania Corporation, a Pennsylvania corporation, having an office at 200 First Avenue, Pittsburgh, Pennsylvania 15222-1573 (hereinafter called "LANDLORD"/1/), by Grubb & Ellis Company, ("AGENT"), with offices located at 600 Six PPG Place, Pittsburgh, Pennsylvania 15222, and Freedom of Information, Inc. a Delaware Corporation having its principal office at 201 Boston Post Road West, Marlborough, Massachusetts 01752 (hereinafter called "TENANT").

     WHEREAS, LANDLORD as owner of the LAND and BUILDING intends to use the BUILDING for charitable and public purposes by creating and operating a regional resource center that will engage in education, cultural and economic development activities for the benefit of the inhabitants of the Southwestern Pennsylvania region; and

     WHEREAS, TENANT is an organization that desires to participate as a tenant in the regional resource center, and LANDLORD desires TENANT to so participate, all under the terms and conditions set forth herein.

     NOW THEREFORE, intending to be legally bound, LANDLORD and TENANT agree as follows:

1.  Premises

     LANDLORD hereby leases to TENANT, and TENANT hereby takes and hires from LANDLORD, the PREMISES. The parties hereby agree finally and conclusively that the "RENTABLE AREA" of the PREMISES shall be 12,187 square feet.

2.  Definitions

     As used herein, the following terms shall be deemed to have the following meaning:

     2.1.  "AGENT" shall mean Grubb & Ellis Company.

     2.2.  "ANNUAL MINIMUM RENT" shall have the meaning ascribed to it in
Section 6 of this LEASE.

     2.3. "BASE YEAR" shall mean the period of twelve (12) consecutive months commencing on JANUARY 1, 1999 and ending on December 31 of the same calendar year.


-------------------------------
/1/  Words in BOLD CAPS are defined in Section 2 of this LEASE.

     2.4. "BUILDING" shall mean the structure and all fixtures and equipment located at 425 Sixth Avenue in the City of Pittsburgh, Allegheny County, Commonwealth of Pennsylvania and currently known as the ALCOA Building.

     2.5. "CLASSROOM" shall mean any part of the PREMISES used to conduct any degree or non-degree course which is regularly scheduled or repetitive (e.g., a series of lectures on Windows 95 or math is a course). A seminar of a non-recurring nature is not a course (e.g., a day-long meeting on entrepreneurship in Western Pennsylvania is not a course).

     2.6. "COMMENCEMENT DATE" shall have the meaning ascribed to it in Section 3 of this LEASE.

     2.7. "DEFAULT" shall have the meaning ascribed to it in Section 24 of this LEASE.

     2.8. "DEFAULT RATE" shall mean the lesser of (i) the Prime Rate plus three percent (3%) or (ii) the greatest amount permitted under applicable law.

     2.9. "EXPIRATION DATE" shall have the meaning ascribed to it in Section 3 of this LEASE.

     2.10. "FIXTURES" shall mean any part of the TENANT'S PERSONALTY affixed to the BUILDING.

     2.11. "HOLIDAYS" shall mean New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     2.12. "LAND" shall mean the lot or lots owned by Landlord and upon which the BUILDING is located.

     2.13. "LANDLORD" shall mean Southwestern Pennsylvania Corporation, a Pennsylvania corporation, having an office at 200 First Avenue, Pittsburgh, Pennsylvania 15222-1573.

     2.14.  "LEASE" shall mean this lease agreement between LANDLORD and TENANT.

     2.15. "NORMAL BUSINESS HOURS" shall mean 8:00 A.M. to 6:00 P.M. Monday through Friday, and 8:00 A.M. to 1:00 P.M. on Saturdays (HOLIDAYS excepted).

     2.16.  "OPERATING EXPENSES" shall have the meaning ascribed to it in
Section 9 of this LEASE.

     2.17. "PREMISES" shall mean Suite 2000 on the 20th floor in the BUILDING, including the RENTABLE AREA, subject to the terms of this LEASE.

     2.18. "PRIME RATE" shall mean the interest rate per annum publicly announced by PNC Bank, N.A. (or any successor thereto) as its PRIME RATE, such interest rate to change effective as of the effective date of each change in such announced PRIME RATE.

     2.19. "PROPERTY" shall mean the LAND and the BUILDING, including the PREMISES.

     2.20. "RENT" shall have the meaning ascribed to it in Section 6 of this LEASE.

     2.21. "RENTABLE AREA" shall mean 12,187 square feet of area in the PREMISES as shown on the floor plan attached hereto as Exhibit 2.21.

     2.22. "TENANT" shall mean Freedom of Information, Inc. a Delaware Corporation, having an office at 201 Boston Post Road West, Marlborough, Massachusetts 01752.

     2.23. "TENANT'S CASUALTY POLICY" shall mean the casualty policy purchased by TENANT as described in Section 20.

     2.24. "TENANT'S INSURANCE" shall mean the insurance policies as set forth in Section 20.

     2.25. "TENANT'S LIABILITY POLICY" shall mean the liability policy purchased by TENANT as described in Section 20.2.

     2.26. "TENANT'S PERSONALTY" shall mean all of TENANT'S personal property located on the PREMISES including but not limited to signaling, telegraphic, telephonic, computer or cable television or other communications wiring, furniture, floor coverings, tiles, carpet, wallpaper, equipment, office dividers, trade fixtures, etc., and any improvements made by TENANT to the PREMISES.

     2.27.  "TENANT'S PROPORTIONATE SHARE" shall be .034 (3.4%) percent.

     2.28. "TERM" shall have the meaning ascribed to it in Section 3 of this LEASE.

     2.29.  "TOTAL REAL ESTATE TAXES" shall have the meaning ascribed to it in
Section 8 of this LEASE.

     2.30. "WORK" shall have the meaning ascribed to it in Section 4 of this LEASE.

3.  Term

     The TERM of this LEASE shall commence on the earlier of (i) February 1, 1999, or (ii) the date when TENANT shall first occupy any portion of the PREMISES (the "COMMENCEMENT DATE") and shall expire at midnight on the last day of January, 2004 (the "EXPIRATION DATE").

4.  Completion of Improvements

     LANDLORD shall furnish to TENANT before the date or dates specified in
Exhibit 4 the plans and specifications referred to in Exhibit 4 for such improvements. Such plans shall reflect work which is in compliance in all material respects with all applicable laws, regulations, rules, ordinances and codes. Unless otherwise agreed in writing, LANDLORD shall construct such improvements to the PREMISES substantially in accordance with such plans and specifications at LANDLORD'S expense. If after the COMMENCEMENT DATE or after TENANT takes possession of the PREMISES, TENANT does construction work on the PREMISES, TENANT shall comply in all respects with Section 12 hereof in connection therewith. The work to be performed pursuant to this Section is herein referred to as the "WORK." Title to all WORK and other alterations or improvements at any time made to the PREMISES by TENANT shall vest in the LANDLORD immediately upon the installation thereof.

5.  Possession

     If LANDLORD fails to tender possession of the PREMISES on or before the scheduled date of commencement of the TERM, then all RENT shall abate until LANDLORD tenders possession, and TENANT hereby accepts such abatement in full settlement of any and all claims TENANT may have against LANDLORD arising from LANDLORD'S failure to tender possession at the commencement of the TERM. The TERM shall be extended as a result of such failure by LANDLORD to tender possession at the commencement of the TERM for a period equal to such delay in the commencement of the TERM. No formal tender of possession by LANDLORD, in writing or otherwise, shall be required.

6.  Rent

     TENANT shall pay to LANDLORD at its offices above specified, or at such other place as LANDLORD may from time to time designate, as "ANNUAL MINIMUM RENT", the following sums in equal monthly installments, payable in advance and without demand, counterclaim or offset, beginning on the

COMMENCEMENT DATE and continuing on the first day of each calendar month thereafter until the EXPIRATION DATE:

--------------------------------------------------------------------------------------------------
              Time Period                          Monthly Rental                Annual Rental
--------------------------------------------------------------------------------------------------
February 1999 - January 2000                            $10,000                    $120,000
--------------------------------------------------------------------------------------------------
February 2000 - January 2001                             12,920                     155,040
--------------------------------------------------------------------------------------------------
February 2001 - January 2002                             16,250                     195,000
--------------------------------------------------------------------------------------------------
February 2002 - January 2003                             16,760                     201,120
--------------------------------------------------------------------------------------------------
February 2003 - January 2004                             17,265                     207,180
--------------------------------------------------------------------------------------------------

     LANDLORD reserves the right, at its sole discretion, to reduce the amount of the ANNUAL MINIMUM RENT at any time. In the event that LANDLORD elects to reduce the amount of ANNUAL MINIMUM RENT, LANDLORD shall notify TENANT of the amount of the reduced ANNUAL MINIMUM RENT in writing. The reduced ANNUAL MINIMUM RENT shall begin on the first day of the next calendar month.

     In the event the TERM commences on a day other than the first day of a calendar month, TENANT shall pay to LANDLORD on or before the COMMENCEMENT DATE, a pro rata portion of the monthly installment of ANNUAL MINIMUM RENT to be based on the number of days remaining in such partial month from and after the COMMENCEMENT DATE.

     In the event that the TERM expires on a date other than the last day of a calendar month, TENANT shall pay to LANDLORD, on or before the first day of the calendar month in which the TERM expires, a pro rata portion of the monthly installment of ANNUAL MINIMUM RENT to be based on the number of days of such month within the TERM.

     TENANT hereby covenants and agrees to pay the ANNUAL MINIMUM RENT hereby reserved as and when due and all other sums of money, charges or other amounts required to be paid by TENANT to LANDLORD or to another person under this LEASE without setoff or deduction, all of which shall be deemed to be "additional rent". The ANNUAL MINIMUM RENT and all additional rent are hereinafter collectively referred to as the "RENT". Nonpayment for a period of ten (10) days after the due date thereof of additional RENT shall, at LANDLORD'S option, constitute a DEFAULT under this LEASE to the same extent, and shall entitle the LANDLORD to the same remedies, as a similar non-payment of ANNUAL MINIMUM RENT. In the event that TENANT shall fail to pay any RENT for a period of ten (10) days after the date when due (irrespective of any grace period which may be permitted by this LEASE prior to the occurrence of a DEFAULT), TENANT shall be obligated to pay LANDLORD immediately a late charge in the amount of four percent (4%) of such overdue payment. TENANT'S covenant to pay RENT shall be independent of any other covenant set forth in this LEASE.

7.  Security Deposit

     Immediately upon the execution of this LEASE, TENANT shall pay to LANDLORD the sum of Ten Thousand Dollars ($10,000.00) to be held as collateral security for the payment by TENANT of the RENT and for the faithful performance of all other covenants and agreements of TENANT hereunder. The amount of such deposit, without interest (unless otherwise required by law), shall be returned by LANDLORD to TENANT upon the expiration of the TERM, provided TENANT shall have made all such payments and performed all covenants and agreements on its part to be performed. Upon the occurrence of any DEFAULT not cured within the applicable cure period, if any, LANDLORD shall be entitled, at LANDLORD'S sole option and without prejudice to any of its other rights under this LEASE or otherwise, to apply so much or all of such deposit to any sums which may then be or may thereafter become payable to LANDLORD under or in connection with this LEASE, and thereafter TENANT shall promptly restore the resulting deficiency in such deposit to be held as aforesaid.

     TENANT hereby agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or any successor in title to the PROPERTY, for accountability for any security deposit required by the LANDLORD hereunder, unless said sums have actually been received by said party as security for the TENANT'S performance of this LEASE.

8.  Real Estate Taxes

     8.1. As and for additional RENT, TENANT shall pay to LANDLORD, without setoff or deduction, TENANT'S PROPORTIONATE SHARE of the "TOTAL REAL ESTATE TAXES" (as hereinafter defined) in excess of the TOTAL REAL ESTATE TAXES for the BASE YEAR. TENANT'S obligation hereunder shall be apportioned as between LANDLORD and TENANT for the portion of such TOTAL REAL ESTATE TAXES accruing within the TERM of this LEASE and prorated for any partial year.

     8.2. "TOTAL REAL ESTATE TAXES" shall mean the sum of. (a) the real estate taxes attributable to the BUILDING plus (b) the real estate taxes attributable to the LAND.

     8.3. The "REAL ESTATE TAXES" shall mean all taxes and assessments, including, without limitation, special assessments, levied, assessed or imposed at any time by any governmental authority upon or against the LAND and/or the BUILDING, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said LAND and/or BUILDING to the extent that same shall be in lieu of (and/or in lieu of an increase in) all or a portion of any of the aforesaid taxes or assessments upon or against the LAND and BUILDING and all business privilege taxes and similar taxes imposed on the BUILDING, LAND or PROPERTY or the owner thereof. The "REAL ESTATE TAXES" shall also include any taxes not presently in effect which may hereafter be assessed and levied by any governmental body or other authority against the LAND, BUILDING or PREMISES. REAL ESTATE TAXES shall not include any inheritance, estate, succession, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon LANDLORD.

     8.4. TENANT shall pay to LANDLORD TENANT'S PROPORTIONATE SHARE of TOTAL REAL ESTATE TAXES as follows: TENANT shall pay monthly, in advance, a sum equal to 1/12th of LANDLORD'S estimate of the amount by which TENANT'S PROPORTIONATE SHARE of TOTAL REAL ESTATE TAXES shall be in excess of the TOTAL REAL ESTATE TAXES for the BASE YEAR. From time to time, LANDLORD shall estimate the amount to be due from TENANT for TENANT'S PROPORTIONATE SHARE of TOTAL REAL ESTATE TAXES and TENANT shall pay 1/12th of such amount monthly in advance subject to adjustment.

     8.5. LANDLORD shall furnish TENANT with a written statement of the actual TOTAL REAL ESTATE TAXES within 90 days after receipt of bills for all the REAL ESTATE TAXES in any calendar year. In the event such statement discloses that the additional rent paid by TENANT as TENANT'S PROPORTIONATE SHARE of TOTAL REAL ESTATE TAXES is less than the amount actually incurred, TENANT shall pay the additional amount to LANDLORD within twenty (20) days after receipt of such statement. In the event that such statement discloses that the additional rent paid by TENANT as TENANT'S PROPORTIONATE SHARE of TOTAL REAL ESTATE TAXES is greater than the amount actually incurred, LANDLORD shall give TENANT a credit against future additional rent to be paid by TENANT to LANDLORD.

9.  Operating Expenses

     9.1. As and for additional rent, TENANT shall pay to LANDLORD TENANT'S PROPORTIONATE SHARE of the OPERATING EXPENSES (as hereinafter defined) in excess of the OPERATING EXPENSES for the BASE YEAR. If the first and/or last years of the TERM of this LEASE shall not be full calendar years, then TENANT'S obligation for OPERATING EXPENSES attributable to such years shall be prorated on the basis of the ratio between the number of days of such calendar years falling within the TERM and 365.

     9.2. "OPERATING EXPENSES" shall mean any and all reasonable costs, expenses and disbursements of every kind and character (subject to the limitations set forth below) which LANDLORD shall incur, pay or become obligated to pay in connection with the ownership, operation, maintenance, repair, replacement and security of the PROPERTY, determined in accordance with LANDLORD'S general practices, including, but not limited to, the following:

          a. All supplies and materials used in the operation, maintenance, repair, replacement, and security of the PROPERTY.

          b. Cost of all utilities including without limitation gas, water, telephone, telegraph, power, heating, steam, cable, lighting, air conditioning and ventilating the PROPERTY.

          c. Cost of casualty, liability and other insurance applicable to the PROPERTY and LANDLORD'S personal property used in connection therewith.

          d. Cost of repairs, replacements, and general maintenance of the PROPERTY.

          e. Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the PROPERTY.

          f. Cost of audit fees, legal fees, and other administrative expenses applicable to the ownership and operation of the PROPERTY.

          g. Cost of contractual management fees and other expenses directly related to the management of the PROPERTY and/or the maintenance of the accounting books and records, including without limitation, all on-site management and related payroll costs.

          h. Cost of: janitorial services, trash, garbage, snow and ice removal; servicing, replacing, equipping and maintenance of all electrical, security and fire alarms, fire pumps, sprinkler systems and fire extinguishers and hose cabinets; and guard services, painting, window cleaning, landscaping and gardening.

          i. All sales, use and excise taxes on goods and services purchased or provided by LANDLORD, or any agent or contractor thereof, in connection with the management, operation, maintenance and/or repair of the PROPERTY.

          j.  All license, permit and inspection fees.

          k. All Federal, state and local payroll taxes, unemployment taxes and Social Security taxes for personnel assigned to the BUILDING.

          l. Association dues and subscriptions, which shall be limited to the BUILDING Owners and Managers Association, Pittsburgh Downtown Partnership, and the like.

          m. Legal fees and costs of counsel retained by LANDLORD, arbitration costs and expenses, and charges for professional services rendered on behalf of LANDLORD or its managing agents incurred in connection with proceedings for the reduction of real estate taxes, labor relations or other matters if the same shall be intended to be for the general benefit of tenants in the BUILDING.

          n. Expense or amortization, at LANDLORD'S option, of capital improvements which are designed to reduce OPERATING EXPENSES or which may be required by governmental authorities, with interest at the PRIME RATE on the unamortized amount, based on the useful life, for tax purposes, of such capital improvements.

          o. Such other expenses as LANDLORD may deem necessary or proper, in its reasonable judgment, in connection with the operation and maintenance of a first-class office building.

     Specifically excluded from the definition of the "OPERATING EXPENSES" are interest and amortization payments on any mortgage or loan; expenses for repair or other work occasioned by fire or other casualty which is covered under a standard fire policy with extended coverage; lease commissions and attorney fees incurred in the leasing or procuring of new tenants; and cost of leasehold improvements to space within the BUILDING leased to other tenants.

     9.3. If at any time during the TERM of this LEASE or during the BASE YEAR less than ninety-five percent (95%) of the RENTABLE AREA of the BUILDING is leased and occupied by tenants, then for purposes of this Section 9,

OPERATING EXPENSES shall be increased to the level OPERATING EXPENSES would be if the BUILDING were ninety-five percent (95%) leased and occupied during such year.

     9.4. TENANT shall pay to LANDLORD TENANT'S PROPORTIONATE SHARE of OPERATING EXPENSES, as follows: TENANT shall pay monthly, in advance, a sum equal to 1/12th of LANDLORD'S estimate of the amount by which TENANT'S PROPORTIONATE SHARE of OPERATING EXPENSES shall be in excess of the OPERATING EXPENSES for the BASE YEAR. At the beginning of every calendar year, LANDLORD shall estimate the amount to be due from TENANT for TENANT'S PROPORTIONATE SHARE of OPERATING EXPENSES, and TENANT shall pay 1/12th of such amount monthly in advance subject to adjustment (provided that LANDLORD may adjust such estimate from time to time upon notice to TENANT).

     9.5. Within one hundred and fifty (150) days after the expiration of each calendar year, LANDLORD shall furnish TENANT with a written statement of the actual OPERATING EXPENSES incurred for the preceding calendar year. In the event such statement discloses that the additional rent paid by TENANT as TENANT'S PROPORTIONATE SHARE of OPERATING EXPENSES is less than the amount actually incurred, TENANT shall pay such amount to LANDLORD within twenty (20) days after receipt of such statement. In the event that such statement discloses that the additional rent paid by TENANT as TENANT'S PROPORTIONATE SHARE of OPERATING EXPENSES is greater than the amount actually incurred, LANDLORD shall give TENANT a credit against future additional RENT to be paid by TENANT to LANDLORD.

10.  Use of Premises; Rules and Regulations

     10.1. Use. TENANT shall use and occupy the PREMISES for general business office use relating to TENANT'S business and for no other purpose.

     10.2. Rules and Regulations. TENANT shall observe and comply with the Rules and Regulations attached hereto as Exhibit 10.2 and made a part hereof and with such amendments thereof and supplements thereto as LANDLORD may from time to time adopt. All Rules and Regulations now or hereafter in effect shall apply to TENANT and its employees, agents, licensees, invitees, sub-tenants, contractors and subcontractors. Any breach of the Rules and Regulations hereunder shall, after the expiration of any applicable grace period at LANDLORD'S option, constitute a DEFAULT to the same extent, and shall entitle LANDLORD to the same remedies, as any other DEFAULT.

     10.3. Fire Rating. TENANT will not use any of TENANT'S PERSONALTY which may cause an overload or endangers the BUILDING'S electrical system or use the PREMISES in any manner which may cause an increase in casualty insurance rates for normal office use.

11.  TENANT'S Acceptance

     TENANT, by its taking possession of the PREMISES, shall be deemed to have acknowledged that it has inspected the PREMISES and any improvements made to the PREMISES, if any, and thereby shall accept the PREMISES as is and any such improvements in their then present condition and as suited for the use intended by TENANT. TENANT acknowledges that neither LANDLORD, nor any agent or representative of LANDLORD has made any representations or warranties regarding the PREMISES.

12.  Alterations and Additions

     No alteration, addition or improvement to or installation in the PREMISES shall be made or permitted to be made by TENANT without the prior written consent of LANDLORD. LANDLORD may impose such reasonable conditions to its consent as it may elect, including without limitation, conditions that TENANT
(a) obtain LANDLORD'S approval which shall not be unreasonably withheld or delayed of all plans and specifications; (b) obtain LANDLORD'S approval which shall not be unreasonably withheld or delayed of all contractors and subcontractors and their respective contracts; (c) obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and, upon completion, deliver to LANDLORD copies of such certificates of occupancy and other required permits and approvals; (d) carry, and cause all contractors and -subcontractors to carry, worker's compensation, general liability, personal and PROPERTY damage insurance; (e) agree at its sole cost to remove any such alteration, addition, improvement or installation on or before the expiration or sooner termination of the LEASE and to restore the PREMISES to its prior condition; (f) provide security satisfactory to LANDLORD in order to insure that the PREMISES shall be kept free from mechanics' or materialmen's liens and that the cost of all alterations or additions will be fully paid and
(g) use or cause to be used union labor for all such work.

     All work to be performed by TENANT at the PREMISES shall be performed in a manner to insure the progress of work and the operation of the BUILDING without interruption on account of strikes, work stoppages or other causes. All contracts shall provide for a waiver of mechanic's liens by each contractor and subcontractor and shall obligate each contractor and subcontractor to provide insurance coverage satisfactory to LANDLORD. TENANT hereby agrees to defend, indemnify and hold LANDLORD harmless against all liabilities, damages, costs and expenses (including attorneys' fees) which LANDLORD may incur in connection with or as a result of, in whole or in part, any such contracts or subcontracts or any acts or omissions of, or work or materials supplied by, such contractors or subcontractors, which obligation shall survive the termination of this LEASE.

     All work done by or caused to be done by TENANT may be monitored by LANDLORD at its discretion. TENANT acknowledges that any such monitoring by LANDLORD shall be for LANDLORDS sole benefit and shall not reduce or otherwise affect TENANT'S obligations hereunder.

     During periods when work is being performed, TENANT'S contractors or subcontractors shall regularly remove debris, keep the PREMISES and other areas of the PROPERTY clean to the satisfaction of LANDLORD, in its reasonable judgment, and comply with LANDLORD'S fire prevention, security, safety and sanitation regulations.

     All work done by TENANT shall be done in a good and workmanlike manner and in compliance with all laws and applicable legal requirements.

     TENANT shall cause a duly executed No-Lien Agreement to be filed with the Prothonotary of Allegheny County, Pennsylvania prior to the commencement of any work or the delivery of any materials to the PROPERTY. Any mechanics' lien filed against the PREMISES or the BUILDING for work done by or materials furnished to or on behalf of the TENANT shall be discharged by it at its expense within 30 days thereafter by making the required cash deposit into court, by filing of the bond permitted by law, by payment, by satisfaction or otherwise. Should TENANT fail to discharge any such lien within said 30 days, LANDLORD may, at its option, pay or otherwise discharge such lien, and TENANT shall pay LANDLORD on demand as additional RENT any sums paid by LANDLORD together with interest thereon at the DEFAULT RATE from the date of such payment and/or declare a default hereunder and pursue any or all of the remedies provided in this LEASE.

     Unless LANDLORD requires their removal as set forth hereinabove, all alterations, additions, improvements and installations which may be made to the PREMISES, including TENANT'S PERSONALTY which are FIXTURES, shall become the PROPERTY of LANDLORD upon installation and remain upon and be surrendered with the PREMISES. Notwithstanding the provisions of this Section, TENANT'S PERSONALTY, other than FIXTURES shall remain the PROPERTY of TENANT and may be removed by TENANT at any time during the TERM so long as TENANT is not in DEFAULT under this LEASE.

     TENANT agrees to repair immediately any damage to the PROPERTY caused by, or in connection with, the removal of any of TENANT'S PERSONALTY, alterations, improvements and installations, including, without limitation, repairing the floor and patching and painting the walls where required by LANDLORD, to LANDLORD'S reasonable satisfaction.

13.  BUILDING Services

     LANDLORD shall provide, within its standards on each item established by LANDLORD from time to time, the following BUILDING services and facilities and maintain such services and facilities:

     a. Air conditioning and heat during NORMAL BUSINESS HOURS, in such amounts as LANDLORD shall deem necessary and reasonable. LANDLORD will install a system to provide TENANT heating, ventilating, or air conditioning service (other than during periods when such heating, ventilating or air conditioning equipment is shut down for maintenance or renovation work being conducted in the BUILDING) on days or hours other than NORMAL BUSINESS HOURS, and LANDLORD shall furnish such additional service and TENANT agrees to pay LANDLORD'S actual cost (metered electric to be initially estimated not to exceed $10 per hour) for providing such additional service. LANDLORD'S charge as established from time to time for providing such service shall be billed and paid as additional rent.

     b. Electric current for BUILDING standard level of illumination using standard fixtures of LANDLORD'S choice and for ordinary business equipment and fixtures at 3.5 wafts per usable square foot. If TENANT desires to install any electrical equipment in addition to the aforesaid or an amount of equipment which is more than an ordinary executive office amount of such equipment, then the ANNUAL MINIMUM RENT shall be appropriately increased to reflect the additional electric consumption caused thereby as estimated from time to time by LANDLORD, provided, however, that nothing herein shall be construed to require LANDLORD to furnish such additional electrical current. LANDLORD shall be responsible for repair and maintenance of all light fixtures installed by LANDLORD and replacement of bulbs therein; TENANT shall be responsible for any maintenance, repair and replacement of improvements made by it. LANDLORD has determined that the electric fixtures shown on plans referenced on Exhibit 4 will not incur an additional charge.

     c.  Maintenance and service of the public toilet rooms in the BUILDING.

     d.  Elevator service.

     e. Janitor service consisting of the removal of trash, cleaning of space, dusting of furniture, five days per week, except HOLIDAYS, at times set by LANDLORD.

     f.  Hot and cold water for lavatory and drinking purposes.

     g.  BUILDING standard cleaning services five (5) days per week.

     LANDLORD shall not be liable in damages or otherwise for delay or failure in furnishing any of the foregoing services or facilities, where such delay or failure is excusable pursuant to the provisions of Section 31 hereof. In no event shall such delay or failure, pursuant to Section 31, constitute an eviction of TENANT or termination of this LEASE.

14.  Assignment & Subletting

     TENANT, for itself, its successors, legal representatives and assigns, expressly covenants that TENANT shall not, either voluntarily or by operation of law, assign, transfer, mortgage or otherwise encumber this LEASE or sublet the PREMISES or permit any part thereof to be used or occupied by anyone other than TENANT without the prior written consent of LANDLORD. In the event that TENANT is not an individual, for purposes of this Section 14, "assignment" shall include the transfer, sale or other alienation of fifty percent (50%) or more of the legal or equitable ownership of TENANT (whether through one or more transactions), a sale, transfer or other alienation, of a material part of the assets of TENANT or any merger, consolidation or other reorganization of TENANT. In the event of any assignment or sublease, TENANT shall promptly notify LANDLORD thereof in writing and provide a copy of such assignment or sublease to LANDLORD. In the event of any assignment or sublease, TENANT shall not be released from its obligations under this LEASE, notwithstanding any amendment, modification, supplement or extension thereafter made with respect to this LEASE by LANDLORD. No consent given by LANDLORD to any assignment or subletting shall be construed to be a consent to any further assignment of this LEASE or subletting of the PREMISES by TENANT or any other party, and LANDLORD'S right to withhold its consent with respect thereto is hereby expressly reserved.

     In the event TENANT or any of its permitted assignees or subtenants; should desire to assign this LEASE or sublet the PREMISES or any part hereof, TENANT shall give LANDLORD written notice at least thirty (30) days in advance of the date on which TENANT desires to make such assignment or sublease, which notice shall specify: (a) the name, address and business of the proposed assignee or sublessee, (b) the amount and location of the space in the PREMISES affected,
(c) the proposed effective date and duration of the subletting or assignment,
(d) a certified financial statement indicating the financial worthiness of the proposed assignee or subtenant, and (e) a copy of the proposed sublease or instrument of assignment which shall include the proposed RENT to be paid by said sublessee or assignee. LANDLORD shall have a period of thirty (30) days following receipt of such notice (and such additional information requested by LANDLORD) within which to notify TENANT in writing that LANDLORD elects either
(i) to terminate this LEASE as to the space so affected as of the date so specified by TENANT, in which event TENANT will on that date be relieved of all further obligations to pay RENT as to such space (such reduction in RENT to be prorated based on the RENTABLE AREA of the remaining portion of the PREMISES); or (ii) to permit TENANT to assign this LEASE or sublet such space, in which event if the proposed rental and other sums payable by such assignee or subtenant are greater than the RENT under this LEASE, then half such excess sums shall be deemed additional RENT owed by TENANT to LANDLORD under this LEASE, and half the amount of such excess, including any subsequent increases due to escalation or otherwise, and net of any subletting costs, expenses or construction shall be paid by TENANT to LANDLORD immediately upon receipt without demand set-off or deduction, in the same manner that TENANT pays the RENT; or (iii) to withhold LANDLORD'S consent in its reasonable discretion and to continue this LEASE in full force and effect as to the entire PREMISES. If LANDLORD should fail to notify TENANT in writing of such election within said thirty (30) day period, LANDLORD shall be deemed to have elected option (iii) above. The provisions of this Section shall be binding on all successive assignees and subtenants.

     TENANT shall not advertise space for assignment or subleasing, either directly or through a real estate agent or otherwise, without the prior written approval of LANDLORD.

15.  Inspection

     LANDLORD and its employees, servants and agents shall have the right to enter the PREMISES at all reasonable times for the purpose of examining or inspecting the PREMISES to see that TENANT is complying with all of its obligations hereunder, showing the same to prospective purchasers, mortgagees, or TENANTS of the BUILDING, performing janitorial and cleaning services, and making such alterations, repairs, improvements or additions to the PREMISES or other portions of the PROPERTY as LANDLORD may deem necessary or desirable. LANDLORD shall be allowed to take all material into and upon the PREMISES that may be required therefor without the same constituting an eviction of TENANT in whole or in part. RENT shall in no way abate while said alterations, repairs, improvements or additions are being made by reason of loss or interruption of business of TENANT or otherwise. If representatives of TENANT shall not be present to open and permit entry into the PREMISES at any time when such entry by LANDLORD is necessary or permitted hereunder, LANDLORD may enter by means of a master key (or forcibly in the event of any emergency) without liability to TENANT and without such entry constituting an eviction of TENANT or termination of this LEASE.

16.  Repairs

     16.1. Subject to the other provisions of this LEASE, LANDLORD shall make, at its sole cost and expense, only those repairs necessary to maintain the BUILDING (exclusive of TENANT'S PERSONALTY), to include plumbing, heating, ventilating, air conditioning and electrical systems, windows, floor slabs; provided, however, that LANDLORD shall not be obligated to make any such repairs until the expiration of a reasonable period of time after receipt of written notice from TENANT that such repair is needed. In no event shall LANDLORD be obligated under this Section to repair any damage caused by any act or omission of TENANT or its employees, agents, invitees, licensees, subtenants or contractors.

     16.2. Except as LANDLORD is obligated for repairs as provided hereinabove, TENANT shall make, at its sole cost and expense, all repairs necessary to maintain the PREMISES and TENANT'S PERSONALTY. TENANT shall keep the PREMISES and TENANT'S PERSONALTY therein neat and in good, operable and orderly condition. All repairs by TENANT to TENANT'S PERSONALTY or otherwise required of TENANT hereunder shall be of first-class quality and be done in a good and workmanlike manner. If TENANT refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion after written notice from LANDLORD of the need therefor, LANDLORD may (in addition to and not in lieu of any other rights and remedies) make such repairs at the expense of TENANT and such expense shall be collectible as additional rent upon demand without set-off or deduction; provided that any such repairs by LANDLORD shall not prejudice any other rights or remedies of LANDLORD and LANDLORD shall have no obligation to perform such repairs.

     16.3. Unless caused by the gross negligence or willful misconduct of LANDLORD, LANDLORD shall not be liable by reason of any injury to or interference with TENANT'S business arising from the making of any repairs, alterations, additions or improvement in or to the PREMISES or any other portion of the PROPERTY or to any appurtenances or equipment therein. There shall be no abatement of rent because of such repairs, alterations, additions or improvements, except as expressly provided in Section 19 hereof. LANDLORD shall use its reasonable efforts to avoid interference with TENANT'S use of the PREMISES.

     16.4. Unless caused by the gross negligence or willful misconduct of LANDLORD, LANDLORD shall not be liable to TENANT for any damage occasioned by plumbing, electrical, gas, water, steam or other utility pipes, systems or facilities or by the bursting, stopping, leaking or running of any tank, sprinkler, washstand, water closet or pipes in or about the PREMISES or any other portion of the PROPERTY, nor for any damage occasioned by water being upon or coming through or around the roof or any flashing, window, skylight, vent, door, or the like; nor for any damage arising out of any acts of negligence of other TENANTS or occupants of the BUILDING, occupants of adjacent property or the public.

17.  Surrender of PREMISES

     At the end of the TERM, TENANT shall surrender the PREMISES to LANDLORD, together with all alterations, additions and improvements thereto, in broom-clean condition and in good order and repair, except for damage for which TENANT is not obligated to make repairs under this LEASE. If not then in default as to the payment of any RENT, TENANT shall have the right at the end of the TERM to remove TENANT'S PERSONALTY, except for FIXTURES, to the extent permitted in, and subject to the terms and provisions of, Section 12 hereof. TENANT shall surrender the PREMISES to LANDLORD at the end of the TERM without notice of any kind, and TENANT waives all right to any such notice as may be in effect in Pennsylvania, including, without limitation, the notice to quit under the LANDLORD and TENANT Act of 1951, as amended. The provisions of this Section shall survive the expiration or sooner termination of this LEASE.

18.  Indemnification and Liability

     TENANT shall indemnify, hold harmless and defend LANDLORD from and against any and all costs, expenses (including without limitation counsel fees and costs), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind arising out of or in any way connected with, and LANDLORD shall not be liable to TENANT on account of, (i) any failure by TENANT to perform any of the agreements, terms, covenants or conditions of this LEASE required to be performed by TENANT or any misrepresentation by TENANT in this LEASE, (ii) any failure by TENANT to comply with any statutes, ordinances, regulations or orders or any governmental authority, including without limitation, those relating to the PREMISES or the activities of TENANT on the PREMISES, (iii) any negligent act or omission of TENANT or any of its servants, employees, agents, contractors, invitees or licensees or (iv) any accident, injury or damages to any person or PROPERTY occurring in, on or about the PREMISES, or any accident, injury or damages to any person or PROPERTY occurring in, on or about any other part of the PROPERTY if caused in material part by TENANT or any of its servants, employees, agents, contractors, invitees or licensees. This Section 18 shall survive the termination of this LEASE.

19.  Fire or Other Casualty

     19.1. If the PREMISES are damaged by the elements or fire or other casualty not due to TENANT'S negligence, LANDLORD shall repair the damage, but the RENT shall not be abated unless the PREMISES are rendered substantially untentable; if rendered untentantable only in part, the minimum RENT shall be abated in proportion to the part rendered untenantable. No repair shall be required to be performed by LANDLORD if such casualty shall occur within the last year of the TERM. If rendered wholly untenantable, the entire minimum RENT shall be abated, provided, however, that in such event LANDLORD or TENANT shall the right, if such untenantable PREMISES cannot be restored within 120 days, to terminate this LEASE as of the date of the occurrence by written notice to the other within sixty (60) days after such occurrence, and in such case the RENT shall be adjusted as of the termination date, and LANDLORD need not repair or restore.

     19.2. If the BUILDING shall, in LANDLORD'S opinion, be substantially damaged by the elements or fire or other casualty, LANDLORD shall have the right, by written notice to TENANT within sixty (60) days after said occurrence, to terminate this LEASE (unless terminated pursuant to Section 19.1) and in such event this LEASE shall end as of the date of such notice and the RENT shall be adjusted accordingly.

20.  Insurance

     20.1. TENANT'S CASUALTY POLICY. TENANT covenants and agrees to provide, at TENANT'S expense, on or before the COMMENCEMENT DATE, and to keep in force during the TERM, a fire and other casualty policy insuring the full replacement value of TENANT'S PERSONALTY against loss or damage by fire, theft, and all other risks or hazards as are insurable under "all risk" insurance policies; no more than $2,000 deductible shall be permitted. The casualty insurance shall be from an insurance company rated by Best as "A" or higher and licensed to do business in the Commonwealth of Pennsylvania.

     20.2. TENANT'S LIABILITY POLICY. TENANT covenants and agrees to provide at TENANT'S expense on or before the COMMENCEMENT DATE, a commercial general liability insurance policy including without limitation blanket contractual liability for at least $2,000,000. No more than $2,000 deductible shall be permitted. Liability Insurance shall be from an insurance company rated by Best as "A" or higher and licensed to do business in the Commonwealth of Pennsylvania.

          20.2.1. TENANT'S Business Interruption Insurance. TENANT covenants and agrees to provide at TENANT'S expense covering TENANT'S lost profits caused by damage to the PREMISES. Business Interruption Insurance shall be from an insurance company rated by Best as "A" or higher and licensed to do business in the Commonwealth of Pennsylvania.

     20.3. LANDLORD as Additional Insured. TENANT'S INSURANCE shall name the LANDLORD as additional insured. TENANT shall provide LANDLORD with a Certificate of Insurance on ACCORD Form 27 before the COMMENCEMENT DATE and at least fifteen (15) days before the respective EXPIRATION DATE of any of TENANT'S INSURANCE covering all of TENANT'S INSURANCE. The Certificate shall name LANDLORD as additional insured for all of TENANT'S INSURANCE, shall contain an endorsement that TENANT'S INSURANCE may not be cancelled except with thirty (30) days prior written notice to LANDLORD, and shall state the insurer has a copy of the LEASE and agrees to the provisions in the LEASE relating to TENANT'S INSURANCE.

     20.4. Subrogation. TENANT'S CASUALTY POLICY must contain a waiver of subrogation against all other lessees in the BUILDING and must state that the policy is not invalidated should the TENANT (Insured) waive in writing prior to any loss any or all right of recovery against any party.

     20.5.  Waiver.

          20.5.1. LANDLORD'S Waiver. LANDLORD hereby waives any right of recovery which LANDLORD may have against TENANT and TENANT'S agents or employees for loss or damage occurring to the BUILDING, to the extent the loss or damage is covered by LANDLORD'S insurance even though the loss or damage may result from the negligence of TENANT or TENANT'S agents or employees.

          20.5.2. TENANT'S Waiver. TENANT hereby waives any right of recovery which TENANT or its insurer may have against LANDLORD and LANDLORD'S agents or employees for loss or damage occurring to the BUILDING to the extent the loss or damage is covered by TENANT'S INSURANCE even though the loss or damage may result from the negligence of LANDLORD or LANDLORD'S agents or employees.

     20.6. Notice to LANDLORD. TENANT shall give LANDLORD notice in case of casualty or accidents on the PREMISES promptly after TENANT has knowledge.

20.7. LANDLORD'S Insurance. LANDLORD shall procure comprehensive general liability insurance and PROPERTY insurance in amounts determined by LANDLORD from time to time. Proof of LANDLORD'S insurance will be provided by LANDLORD within thirty (30) days' of any request by TENANT.

21.  Condemnation

     In the event that all of the LAND and BUILDING are taken for any public or quasi-public use or purpose in eminent domain proceedings, or in the event all of the LAND and BUILDING are conveyed to a governmental authority or other entity having the power of eminent domain ("condemning authority") in lieu of such proceedings, this LEASE shall terminate upon the date when the possession shall be surrendered to said condemning authority. Any prepaid RENT attributable to periods after such termination date shall be refunded to TENANT. TENANT shall not be entitled to share in or receive any part of such condemnation award or payment in lieu thereof, the same being hereby assigned to LANDLORD by

TENANT; provided, however, that nothing herein shall preclude TENANT from separately claiming and receiving from the condemning authority, if legally payable, compensation for the taking of TENANT'S tangible property, for TENANT'S removal and relocation costs and/or for TENANT'S loss of business and/or business interruption, provided that such compensation does not reduce any compensation otherwise payable to LANDLORD.

     In the event eminent domain proceedings shall be instituted in order to take a portion of the BUILDING or the LAND, or if the grade of any street or alley adjacent to the LAND is changed so that, as a result of either such events, structural alteration or reconstruction of a portion of the BUILDING is necessary or desirable in LANDLORD'S reasonable judgment, LANDLORD may elect to terminate this LEASE by giving TENANT not less than ninety (90) days' notice of termination prior to a termination date specified in such notice, and any prepaid RENT attributable to periods after such termination date specified in such notice shall be refunded to TENANT. If LANDLORD does not so elect to terminate this LEASE, this LEASE shall be and remain in full force and effect for the balance of its TERM, except that RENT shall be proportionately abated to the extent of any portion of the PREMISES taken. TENANT shall not share in such condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change or a taking not directly related to the PREMISES, the same being hereby assigned to LANDLORD by TENANT or otherwise reserved by LANDLORD.

22.  Subordination and Attornment

     TENANT accepts this LEASE subject and subordinate in all respects to all mortgages, liens and other encumbrances which may now or hereafter be placed on or affect the PROPERTY or any part thereof, irrespective of any obligations which may be secured thereby. Such subordination shall be self-operative, and no further instrument of subordination shall be required by any mortgagee. However, in confirmation of such subordination, within ten (10) days after request by LANDLORD, TENANT shall execute and deliver promptly any certificates or other written assurances, designed to give effect to or provide evidence of the same which LANDLORD may request provided, however, such subordination and attornment shall be upon the express condition that the validity of this LEASE shall be recognized by the mortgagee or lien holder and that, notwithstanding any default by the LANDLORD with respect to said mortgage or other lien or encumbrance of, TENANT'S possession and right of use under the LEASE in and to the PREMISES shall not be destroyed by such mortgagee or lien holder unless and until TENANT shall breach any of the provisions hereof and this LEASE or TENANT'S right to possession hereunder shall have been terminated according to the provisions of this LEASE. TENANT hereby constitutes and appoints LANDLORD TENANT'S attorney in fact, the same being coupled with an interest, to execute and deliver any certificates and other assurances for and on behalf of TENANT consistent with the foregoing. In the event of a sale in foreclosure of any mortgage to which this LEASE is subordinate, or a transfer in lieu of foreclosure, or a taking of possession of the PROPERTY by the mortgagee or other person acting for or through the mortgagee under any mortgage to which this LEASE is subordinate, then, and upon the happening of any such events, TENANT shall attorn to and recognize the purchaser as the party who, but for this LEASE, would be entitled to Possession of the PREMISES.

23.  Estoppel Certificates

     TENANT shall, at any time and from time to time, within a period of ten
(10) days following written request from LANDLORD, execute, acknowledge and deliver to LANDLORD a written statement certifying (a) that a true and correct copy of this LEASE is attached to such statement, (b) that this LEASE is in full force and effect and unmodified (or, if modified, stating the nature of such modification and attaching a copy thereof), (c) the date to which the RENT reserved hereunder has been paid, (d) that there are not, to TENANT'S knowledge, any uncured defaults on the part of LANDLORD hereunder, or specifying such default if any are claims, and (e) as to such other matter as LANDLORD or any prospective purchaser or mortgagee may reasonable request. Any such statement may be relied upon by LANDLORD and any prospective purchaser or mortgagee of all or any part of the PROPERTY. TENANT'S failure to deliver such statement within the said period shall be conclusive upon TENANT that this LEASE is in full force and effect and unmodified, and that there are no uncured defaults in LANDLORD'S performance hereunder.

24.  Default

     The occurrence of any of the following shall, at LANDLORD'S option, constitute a material default and breach of this LEASE by TENANT (a "DEFAULT");

     24.1. A failure by TENANT to pay any RENT or other sums reserved herein, where such failure continues for ten (10) days after such sum is due;

     24.2. Any removal or attempted removal of any of TENANT'S PERSONALTY other than in the normal and usual operation of TENANT'S business within the PREMISES;

     24.3. The filing of any lien against the PROPERTY or any portion thereof or interest therein as a result of the act or omission of the TENANT which is not discharged or released within sixty (60) days thereafter;

     24.4.  A material change in the Mission of TENANT (asset forth on Exhibit
10.1 attached hereto) or loss of its 501(c)(3) status.

     24.5. Any material violation or breach by TENANT of any other covenant, term or condition of this LEASE which is not cured within thirty (30) days after written notice of such violation or breach; or

     24.6. The making by TENANT of any assignment for the benefit of creditors; the adjudication that TENANT is bankrupt or insolvent; the filing by or against TENANT of a petition to have TENANT adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against TENANT, the same is dismissed within sixty
(60) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of TENANT'S assets located in the PREMISES or of TENANT'S interest in this LEASE (unless possession is restored to TENANT within sixty (60) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of substantially all of TENANT'S interest in this LEASE (unless the same is discharged within sixty (60) days after issuance thereof).

25.  Accelerated RENT

     In the event of any DEFAULT, the ANNUAL MINIMUM RENT and all additional RENT reserved herein for the entire unexpired portion of the TERM shall, at LANDLORD'S option, thereupon immediately become due and payable. To the extent permitted by law, TENANT shall be obligated for such accelerated RENT regardless of which, if any, of the other remedies provided in this LEASE or provided by law LANDLORD elects to pursue.

26.  Remedies

     In addition to any other remedies available at law or in equity for a DEFAULT by TENANT hereunder, LANDLORD may also exercise the following remedies.

     26.1. Termination of LEASE. In the event of any DEFAULT, LANDLORD, at its option, may terminate this LEASE upon and by giving written notice of termination to TENANT, in which event the then unexpired TERM of this LEASE shall cease and expire and terminate on the date specified in such notice, without any right on the part of the TENANT to save the forfeiture by payment of any sum due or by performance of any term, provision, covenant, agreement or condition broken; and, this LEASE, as well as the right, title and interest of TENANT hereunder, shall then wholly cease and expire and terminate in the same manner and with the same force and effect (except as to TENANT'S liability) as if the date fixed in such notice were the date herein granted for expiration of the TERM of this LEASE, whereupon, TENANT shall immediately quit and surrender to LANDLORD the PREMISES and remove all occupants thereof.

          26.1.1. Damages Upon LEASE Termination. If the LANDLORD elects to terminate the LEASE, the LANDLORD will be entitled to recover as damages:

               26.1.1.1. The sum of all ANNUAL MINIMUM RENT and all other RENT payable under the LEASE by TENANT up to the date TENANT quits and surrenders the PREMISES to LANDLORD, including any late fees and attorneys' fees which LANDLORD may have incurred in connection with such repossession; and

               26.1.1.2. Reasonable costs and attorneys' fees incurred by LANDLORD in connection with proceedings to evict or eject TENANT for unlawful possession of the PREMISES after LEASE termination; and

               26.1.1.3. Lost or unpaid RENT associated with TENANT'S unlawful occupancy of the PREMISES; and

               26.1.1.4. Reasonable costs and fees associated with maintenance, repair and re-leasing the PREMISES, including, without limitation, advertisements, lease fees and commissions and leasehold improvement costs.

     26.2. Without terminating this LEASE, LANDLORD may enter the PREMISES (with or without process of law and without thereby incurring any liability to TENANT and without such entry being constituted an eviction of TENANT or termination of this LEASE) and take possession of the PREMISES and TENANT'S PERSONALTY, and LANDLORD may (i) apply against the accelerated ANNUAL MINIMUM RENT and all other RENT becoming payable to LANDLORD and the expenses, including attorney's fees, which LANDLORD may have incurred in connection with such repossession, either the value of TENANT'S PERSONALTY or the proceeds, after selling expenses, from the sale of TENANT'S PERSONALTY, whichever LANDLORD chooses to do, and (ii) at any time, at its option, relet the PREMISES or any part thereof for the account of TENANT, for such terms, upon such conditions and at such rental as LANDLORD may elect. In the event of such reletting, (1) LANDLORD shall receive and collect the RENT therefrom and shall first apply such RENT against such expenses as LANDLORD may at any time or from time to time have reasonably incurred in recovering possession of the PREMISES, placing the same in good order and condition, altering or repairing the same for reletting, and such other expenses, commissions and charges, including attorney's fees, which LANDLORD may at any time or from time to time have reasonably paid or incurred in connection with such repossession and reletting, and then shall apply such RENT against other sums payable by TENANT to LANDLORD, and (2) LANDLORD may execute any lease in connection with such reletting in LANDLORD'S name or in TENANT'S name, as LANDLORD may see fit, for a TERM which may be shorter, longer or the same as that the remainder of the TERM hereunder under terms and conditions determined solely by LANDLORD and any tenant of such reletting shall be under no obligation to see to the application by LANDLORD of any rent collected by LANDLORD, nor shall TENANT have any right to collect any RENT under such reletting. No re-entry by LANDLORD shall be deemed to be an acceptance of a surrender by TENANT of this LEASE or of the PREMISES.

          26.2.1. TENANT shall pay for any and all reasonable legal fees and expenses and court costs incurred by LANDLORD in connection with any litigation or collection costs arising from any DEFAULT by TENANT and any reasonable costs and fees associated with maintenance, repair and re-leasing the PREMISES.

     26.3. If TENANT shall not observe or perform any TERM or covenant on its part to be observed or performed under this LEASE, LANDLORD, after the expiration of any applicable cure period and without being under any obligation to do so and without thereby waiving any obligations of TENANT under this LEASE, may perform the same for the account and at the expense of TENANT. If LANDLORD makes any expenditures or incurs any obligations of the payment of money in connection therewith, including but not limited to, attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the DEFAULT RATE and costs, shall be paid by TENANT.

     26.4. LANDLORD agrees to try to mitigate its damages hereunder; however, nothing herein shall obligate LANDLORD to relet the PREMISES, or any part thereof, when other space in the BUILDING is then available for leasing.

27.  Waiver

     The failure or delay on the part of LANDLORD to enforce or exercise at any time any of the provisions, rights or remedies in this LEASE shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this LEASE of any part hereof, or the right of LANDLORD to thereafter enforce each and every such provision, right or remedy. The exercise of any right or remedy by LANDLORD shall not impair LANDLORD'S standing to exercise any other right or remedy. No waiver of any breach of this LEASE shall be held to be a waiver of any other or subsequent breach. The receipt by LANDLORD of RENT at a time when the RENT is in DEFAULT under this LEASE shall not be construed as a waiver of such DEFAULT. The receipt by LANDLORD of a lesser amount than the RENT due shall not be construed to be other than a payment on account of the RENT then due, nor shall any statement on TENANT'S check or any letter accompanying TENANT'S check be deemed an accord and satisfaction, and LANDLORD may accept such payment without prejudice to LANDLORD'S right to recover the balance of the RENT due or to pursue any other remedies provided in this LEASE. No act or thing done by LANDLORD or LANDLORD'S agents or employees during the TERM shall be deemed an acceptance of a surrender of the PREMISES, and no agreement to accept such a surrender shall be valid unless in writing and signed by LANDLORD.

28.  Confession of Judgment. Intentionally Deleted

29.  TENANT'S Representations and Warranties - Intentionally Deleted

30.  Quiet Enjoyment.

     If and so long as TENANT pays the RENT and observes and performs all of the covenants, conditions and provisions on TENANT'S part to be observed and performed hereunder, TENANT shall and may peaceably and quietly have, hold and enjoy the PREMISES for the TERM, subject nevertheless to all of the provisions of this LEASE.

31.  Unavoidable Delay

     In the event that LANDLORD shall be delayed or hindered in, or prevented from, the performance of any work, service or other act required under this LEASE to be performed respectively by LANDLORD OR TENANT and such delay or hindrance is due to strikes, lockouts, acts of God, governmental restrictions, enemy act, civil commotion, fire or other casualty, or other causes of a like nature beyond the control of LANDLORD or TENANT, respectively, then performance of such work, service, or other act by such party shall be excused for the period of such delay and the period for the performance of such work or other act shall be extended for a period equivalent to the period of such delay. In no event shall such delay constitute a termination of this LEASE. Provided, nothing herein shall permit TENANT to delay the timely payment of any RENT or sum due hereunder.

32.  Brokers

     TENANT represents and warrants that in this transaction, it has dealt with no real estate broker other than AGENT, that no one has or will represent it in this transaction other than aforesaid and agrees to defend, indemnify and hold harmless LANDLORD from and against any and all claims by any other broker. LANDLORD is responsible for AGENT'S fees.

33.  Interest

     TENANT shall pay as additional rent on demand interest on all sums payable by TENANT to LANDLORD hereunder, including without limitation, ANNUAL

MINIMUM RENT and additional rent, at the DEFAULT RATE, commencing upon the date such payment was due (regardless of any other remedies exercised by LANDLORD or any cure period provided for in Section 24 hereof).

34.  LANDLORD'S Exculpatory

     Anything contained in this LEASE to the contrary notwithstanding, TENANT agrees that it shall look solely to the estate and property of LANDLORD in the LAND and BUILDING for the collection of any judgment (or other judicial process) requiring the payment of money by LANDLORD and no other property or assets of LANDLORD, nor any property of any officer, director or member of LANDLORD, shall become subject to levy, execution, attachment or other enforcement procedures for the satisfaction of TENANT'S remedies. In addition, TENANT covenants and agrees that no personal liability or responsibility is assumed by, nor shall at any time be asserted or enforceable against, any present or future officer, director or member of LANDLORD on account of any covenant, undertaking or obligation under or with respect to this LEASE, all such personal liability and responsibility, if any, being expressly waived and released. If the PROPERTY of which the PREMISES form a part is transferred or conveyed, LANDLORD shall be relieved of all covenants and obligations under this LEASE thereafter accruing and TENANT shall look to such transferee thereafter, subject to the other limitations contained in this Section.

35.  Agents Exculpatory

     TENANT acknowledges that AGENT is executing this LEASE in its capacity as the authorized agent for the LANDLORD. TENANT shall look solely to the LANDLORD for any and all of LANDLORD'S obligations hereunder.

36.  Compliance

     Notwithstanding anything to the contrary contained in the LEASE, LANDLORD and TENANT agree as follows:

     (i) Except as provided in Subsection (ii) below, LANDLORD shall, at its expense, comply with or cause to be complied with all insurance requirements and with all laws, statutes, ordinances and regulations of federal, state, county and municipal authorities (collectively, "LAWS") which shall impose any duty upon LANDLORD with respect to the PREMISES.

     (ii) Commencing on the Commencement Date, TENANT, at its expense, shall comply with all LAWS relating to the physical condition of the PREMISES (i) if required solely by reason of TENANT'S specific business, as opposed to LAWS relating to office use in general, or (ii) if required as a result of any alterations or improvements to the physical condition of the PREMISES made by TENANT.

     (iii) Right to Contest. The party responsible for compliance pursuant to Subsection (a) or (ii) shall have the right to contest the validity of any LAW at the expense of the party responsible for compliance, unless such contest would result in any material liability or expense imposed upon the other party.

37.  TENANT'S Waiver

     TENANT, for itself, and on behalf of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the PREMISES or to have a continuance of this LEASE for the TERM hereby demised after having been dispossessed or ejected therefrom by process of law or under the terms of this LEASE or after the termination of this LEASE as herein provided. TENANT waives the right to trial by jury in any summary proceeding that may hereafter be instituted against TENANT in any action that may be brought to recover RENT hereunder or in any other action by LANDLORD against TENANT related to this LEASE.

38.  Public Portions of BUILDING

     LANDLORD shall have the right at any time, without thereby creating an actual or constructive eviction or incurring any liability to TENANT therefor, to change the size, arrangement or location of such portions of the BUILDING as are not contained within the PREMISES, including without limitation all entrances, passageways, doors and doorways, corridors, lobbies, stairs, toilets and other portions of the BUILDING. Nevertheless, in no event shall LANDLORD make any change which shall substantially interfere with access to the PREMISES without the consent of TENANT, which consent shall not be unreasonably withheld, delayed or conditioned.

39.  Relocation - Intentionally Deleted

40.  Notices

     Any notice or demand required to be given by the terms and provisions of this LEASE or by any law or governmental regulation either by LANDLORD to TENANT or by TENANT to LANDLORD shall be in writing, except as otherwise expressly provided herein. Unless otherwise required by such law or regulation, such notice or demand shall be deemed to have been serviced and given by LANDLORD and received by TENANT when LANDLORD shall have (a) deposited such notice or demand by certified or regular United States mail addressed to TENANT at the PREMISES or (b) delivered personally to an officer, partner, or agent of TENANT. Such notice or demand shall be given, and shall be deemed to have been served and given by TENANT and received by LANDLORD only when

TENANT shall have deposited such notice or demand by certified United States mail addressed to LANDLORD at the address first set forth above. Either party may, by notice as aforesaid, designate a different address or addresses for notice or demands to it.

41.  Successors

     The respective rights and obligations provided in this LEASE shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and permitted assigns; provided, however, that no rights shall inure to the benefit of any successor of TENANT unless LANDLORD'S written consent for the transfer to such successor has first been obtained, to the extent required by this LEASE.

42.  Governing Law

     Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania (except the conflict of law provisions thereof).

43.  Separability

     If any provision of this LEASE shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

44.  Captions

     The table of contents, titles of articles and sections, titles of exhibits and riders to this LEASE, are for convenience and reference only and are in no way to be construed as defining, limiting or modifying the scope or intent of the provisions of this LEASE.

45.  Gender

     As used in this LEASE, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be submitted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender.

46.  Entire Agreement/Modifications

     This LEASE, including the Exhibits, contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

47.  Counterparts

     This LEASE may be executed in counterparts.

48.  Lease Not An Offer

     The submission of this LEASE to TENANT should not be construed as an offer, nor shall TENANT have any rights with respect thereto unless and until LANDLORD shall execute this LEASE and deliver the same to TENANT which rights may be revoked by LANDLORD at any time prior to receipt by LANDLORD of this LEASE duly executed by TENANT.

49.  Renewal Option

     TENANT, if not in default, upon written notice to LANDLORD 180 days prior (but not more than one year prior) to the expiration of the term of this LEASE, may extend this LEASE five years under the same terms and conditions of this LEASE except that the rental shall be 95% of the prevailing market rate (or building rate, whichever is lower), and LANDLORD shall provide a remodeling allowance of $6.00 per square foot (directed by TENANT) for improvements to the PREMISES.

50.  Right of First Offer (Contiguous Space)

     Upon request of TENANT, LANDLORD will describe the LEASE status of any space on contiguous floors (vacant or leased to others). At every time during the term of this LEASE that adjacent space becomes available (another tenant vacates or otherwise) upon expiration of its LEASE, LANDLORD will first offer the newly available space to TENANT to LEASE all or a reasonable portion of the space under the present rates and terms being offered to the market by LANDLORD. If TENANT declines, LANDLORD shall be permitted to LEASE to others with no further notice to or rights to TENANT.

51.  Right of Contract

     At any time after the third lease year, TENANT upon 90 days prior written notice to LANDLORD, may reduce the PREMISES by either area A or B shown on
Exhibit 21.1, with a pro-rate reduction in rent, and LANDLORD and TENANT shall split 50-50 any construction costs to demise the reduced PREMISES.

     IN WITNESS WHEREOF and intending to be legally bound hereby, LANDLORD and TENANT have respectively executed this LEASE as of the day and year first above written.

WITNESS                       LANDLORD:

                              SOUTHWESTERN PENNSYLVANIA CORPORATION, BY GRUBB & ELLIS COMPANY, ITS AUTHORIZED AGENT




/s/ illegible                 By: /s/ G. M. Kingsley III
----------------------           -----------------------------------------

                              Title:  Executive Vice President
                                    --------------------------------------

ATTEST:                       TENANT:
                              FREEDOM OF INFORMATION, INC.


/s/ James W. Lyle Jr.         By:  /s/ Rose Carberry
----------------------           ------------------------------------------

                              Title:   Director of Technical Communications
                                    ---------------------------------------
                                       (for Stephen Joseph, CFO)

                                   EXHIBIT 4

                         DESCRIPTION OF LANDLORD'S WORK


A. LANDLORD shall prepare detailed construction drawings for TENANT'S approval based upon preliminary plans to be developed no later than October 31, 1998. The drawings and specifications dated _______ 1998 shall include work at LANDLORD'S expense to include a glass entry doors on the elevator lobby, interior doors, glass side lights, a "kitchen unit" with cabinets, a "break room", and new carpet or carpet tiles. LANDLORD will also install a special 'air handler' system to provide overtime air conditioning of TENANT'S space. LANDLORD may bill TENANT no more than 50% of the cost, not to exceed $25,000 or amortize the amount over the LEASE TERM.


B. If TENANT approves the drawings by November 20, 1998, then LANDLORD shall provide all construction required by the approved drawings and specifications for occupancy prior to February 1, 1999.

                                  EXHIBIT 10.2

                     SOUTHWESTERN PENNSYLVANIA CORPORATION
                            PITTSBURGH, PENNSYLVANIA

                             RULES AND REGULATIONS


1. The sidewalks, walks, plaza entries, corridors, ramps, staircases, escalators and elevators shall not be obstructed or used by TENANT, or the employees, agents, servants, visitors or licensees of TENANT, for any purpose other than ingress and egress to and from the PREMISES. No bicycle or motorcycle shall be brought into the BUILDING.

2. No freight, furniture or bulky matter of any description will be received into the BUILDING or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by LANDLORD, and then only upon having been scheduled in advance. Any hand trucks, carryalls, or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as LANDLORD shall require.

3. LANDLORD shall have the right to prescribe the weight, position, and manner of installation of safes or other heavy equipment which shall, if considered necessary by LANDLORD, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the BUILDING by reason of a safe or any other article of TENANT'S office equipment being on the PREMISES shall be repaired at the expense of TENANT. The time, routing, and manner or moving safes or other heavy equipment shall be subject to prior approval by the LANDLORD.

4. TENANT shall use no other method of heating or cooling than that supplied by LANDLORD.

5. TENANT, or the employees, agents, servants, visitors or licensees of TENANT, shall not at any time place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the PREMISES or in the corridors or passageways of the BUILDING. No animals or birds shall be brought or kept in or about the BUILDING.

6. TENANT shall not place, or cause or allow to be placed, any sign or lettering whatsoever, in or about the PREMISES except in and at such places as may be consented to by LANDLORD in writing.

7. Canvassing, soliciting or peddling in the BUILDING is prohibited and TENANT shall cooperate to prevent same.

8. Any person in the BUILDING will be subject to identification by employees and agents of LANDLORD. All persons in or entering the BUILDING shall be required to comply with the security policies of the BUILDING. If TENANT desires any additional security service for the PREMISES, TENANT shall have the right (with the advance written consent of LANDLORD) to obtain such additional service at TENANT'S sole cost and expense. TENANT shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage to any property of TENANT.

9. Only workmen employed by TENANT with LANDLORD'S approval, not reasonably withheld, or contracted with by LANDLORD for TENANT, may be employed for repairs, installations, alterations, painting, material moving, and other similar work that may be done in or on the PREMISES.

10. TENANT shall not bring or permit to be brought or kept in or on the PREMISES any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the PREMISES.

11. TENANT shall not do any cooking or conduct any restaurant, luncheonette, automat, or cafeteria for the sale or service of food or beverages to its employees or to others, or permit the delivery of any food or beverage to the PREMISES, except by such persons delivering the same as shall be approved by LANDLORD and only under regulations fixed by LANDLORD.

12. TENANT shall not mark, paint, drill into, or in any way deface any part of the BUILDING or the PREMISES. No boring, driving of nails or screws, cutting, or stringing of wires shall be permitted, except with the prior written consent of LANDLORD, which consent shall not be unreasonably withheld. TENANT shall not install any resilient tile or similar floor covering in the PREMISES except with the prior approval of LANDLORD, which approval shall not be unreasonably withheld or delayed.

13. No additional locks or bolts of any kind shall be placed on any door in the BUILDING or the PREMISES and no lock on any door therein shall be changed or altered in any respect without LANDLORD'S prior knowledge and written approval which shall not be unreasonably withheld or delayed. LANDLORD shall furnish two keys for main entry door or doors to the PREMISES, and shall, on TENANT'S request and at TENANT'S expense, provide additional duplicate keys. All keys shall be returned to LANDLORD upon the termination of this LEASE. LANDLORD may at all times keep a pass key to the PREMISES. All entrance doors to the PREMISES shall be left closed at all times, and left locked when the PREMISES are not in use. Should LANDLORD specifically grant to TENANT the right to secure certain rooms or areas such that the LANDLORD is denied access thereto, LANDLORD shall have no further obligation to provide maintenance services for such space.

14. TENANT shall give immediate notice to LANDLORD in case of theft, unauthorized solicitation, or accident in the PREMISES or in the BUILDING or of defects therein or in any fixtures or equipment, or of any known emergency in the BUILDING.

15. TENANT shall not use the PREMISES or permit the PREMISES to be used for photographic, multilith or multigraph reproductions except in connection with its own business and not as a service for others except with LANDLORD'S prior written permission.

16. TENANT shall not use or permit any portion of the PREMISES to be used as an office for a public stenographer or typist, offset printing, the sale of liquor, a barber or manicure shop, an employment bureau, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in the LEASE.

17. TENANT shall not advertise for laborers giving the PREMISES as an address, nor pay such laborers at a location in the PREMISES.

18. The requirements of TENANT will be attended to only upon application at the office of LANDLORD in the BUILDING. Employees of LANDLORD shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of LANDLORD.

19. TENANT shall not place a load upon any floor of the PREMISES which exceeds the live load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical and electrical equipment belonging to TENANT which cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the BUILDING or to the PREMISES to such a degree as to be reasonably objectionable to LANDLORD or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the BUILDING, shall be placed and maintained by TENANT at TENANT'S expense in settings of cork, rubber, spring type, or other vibration eliminators sufficient to eliminate noise or vibration.

20. No awnings, draperies, shutters, or other interior window coverings that are visible from the exterior of the BUILDING or from the exterior of the PREMISES within the BUILDING may be installed by TENANT without LANDLORD'S approval, which shall not be unreasonably withheld or delayed.

21. TENANT shall not place, install, or operate within the PREMISES or any other part of the BUILDING any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of LANDLORD, which consent shall not be unreasonably withheld or delayed.

22. No portion of the PREMISES or any part of the BUILDING shall at any time be used or occupied as sleeping or lodging quarters.

23. For purposes of the LEASE, holidays shall be deemed to mean and Include the following: (a) New Year's Day; (b) Memorial Day; (c) Independence Day; (d) Labor Day; (e) Thanksgiving Day; (f) Christmas Day; and (g) any other holidays taken by TENANTs occupying at least one-half (1/2) of the Rentable Area of office space in the BUILDING.

24.  TENANT shall at all times keep the PREMISES neat and orderly.

25. All requests for overtime air conditioning or heating must be submitted in writing to the BUILDING management office by not later than 2:00 P.M. on the business day before the day such services are requested to be provided.

26. LANDLORD reserves the right to rescind, and reasonably amend any rules or regulations, to add reasonable new rules or regulations, and to waive any rules or regulations with respect to any tenant or tenants.

27. TENANT shall not permit the restriction of air flow from heating, ventilation or air conditioning diffuser by objects such as papers, books, furniture, wall hangings, etc.

28. Smoking or carrying lighted cigars, pipes or cigarettes in the elevators of the BUILDING is prohibited. The owner has implemented a policy of non smoking in the BUILDING. Smoking is restricted to a designated smoking area in Annex II and the exterior of the BUILDING.

29. TENANT shall furnish a departmental coordinator, who will interface with the BUILDING management office. Upon occupancy of the BUILDING, the LANDLORD'S representative will provide a tenant manual for reference purposes.